UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Alpha Innotech Corp.

(Name of Registrant as Specified In Its Charter)

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Alpha Innotech Corp.

Notice Of Annual Meeting Of Stockholders

To Be Held June 19, 2007

      The Annual Meeting of Stockholders of Alpha Innotech Corp. (the “Company”) will be held on Tuesday, June 19, 2007 at 10:00 A.M. local time at the Company’s headquarters located at 2401 Merced Street, San Leandro, California 94577, for the following purposes, as more fully described in the accompanying Proxy Statement:

        1.  To elect seven directors to hold office until the 2008 Annual Meeting of Stockholders and until their successors are elected and qualified.

       2.  To ratify the appointment of Rowbotham & Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007.

        3.  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      Only stockholders of record at the close of business on April 27, 2007 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof. A list of stockholders entitled to vote at the meeting will be available for inspection at the Company’s headquarters for at least 10 days prior to the meeting, and will also be available for inspection at the meeting.

 BY ORDER OF THE BOARD OF DIRECTORS

                             Ronald Bissinger
                             CEO

San Leandro, California
April 30, 2007

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

Alpha Innotech Corp.
2401 Merced Street, San Leandro, California 94577
510-483-9620

PROXY STATEMENT

2007 ANNUAL MEETING OF STOCKHOLDERS

Alpha Innotech Corp. (the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 19, 2007 at 10:00 A.M. local time, at the Company’s headquarters located at 2401 Merced Street, San Leandro, California 94577 and at any adjournments thereof (the “Annual Meeting”). These materials are being mailed to stockholders on or about May 7, 2007. Only holders of the Company’s common stock as of the close of business on April 27, 2007 (the “Record Date”) are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 9,891,393 shares of common stock outstanding.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company which are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for the nominees to the Board of Directors listed on the proxy card and in this Proxy Statement, and for the ratification of the appointment of Rowbotham & Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Under Delaware law and the Company’s Amended and Restated Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 2401 Merced Street, San Leandro, California 94577 or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

The proxy card accompanying this Proxy Statement is solicited by the Board of Directors of the Company. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

CURRENT BOARD OF DIRECTORS

The name, age and year in which the term expires of each member of the Board of Directors of the Company is set forth below:

Name	Age	Position	Director Since
William Snider	37	Chairman of the Board	2002	(1)
Haseeb Chaudhry	41	Vice-Chairman	1992	(1)
Ronald Bissinger	56	Chief Executive Officer, Chief Financial Officer and Director	2006
Michael D. Bick, Ph. D.	62	Director	1991	(2)
James H. Chamberlain	59	Director	1998	(2)
Nagesh Mhatre, Ph. D.	74	Director	2001	(1)
Darryl Ray, Ph. D.	55	Director	1992	(1)

(1)
Previously was a member of the board of directors of Alpha Innotech Corporation (“Alpha CA”) and a member of the combined company board of directors since the merger of Xtrana, Inc. with Alpha CA on October 3, 2005 (the “Merger”).

(2)	Was a member of the board of directors of Xtrana, Inc. prior to the Merger.

At the Annual Meeting, the stockholders will vote on the election of the following nominees to serve for one-year terms until the annual meeting of stockholders in 2008 and until their successors are elected and qualified.

NOMINEES AND CONTINUING DIRECTORS

The following individuals have been nominated for election to the Board of Directors:

WILLIAM SNIDER, CFA has been a Director since October 2005, and a Chairman of the Board of Directors since December, 2005. Mr. Snider co-founded and has been Managing Partner of BroadOak Capital Partners, a life sciences focused investment banking firm, since 2007. Prior to BroadOak, he was a co-founder of Emerging Technology Partners, LLC. (“ETP”), a life sciences focused venture capital firm. Prior to ETP he was vice president and portfolio manager at T. Rowe Price. Mr. Snider’s current and past directorships include Alpha Innotech, Atto Biosciences and Marligen Biosciences. Bill holds the Chartered Financial Analysts accreditation, a B.S. in Finance from the University of Pennsylvania and an M.B.A. from the Wharton School at the University of Pennsylvania.

HASEEB CHAUDHRY co-founded Alpha CA in 1992 and served as its Chief Executive Officer from 2001 until the time of the Merger. Mr. Chaudhry has been a Director since October 2005, and Vice Chairman of the Board of Directors since September 2006. Mr. Chaudhry served as Chief Executive Officer of the Company from the time of the Merger until September, 2006. Mr. Chaudhry has over 15 years of experience in strategic planning, business development, sales and marketing and managing technology and application development. Prior to founding Alpha CA, Mr. Chaudhry was involved with a start-up company, American Synthesis, which sold and marketed customized oligonucleotides, reagents, chemicals and scientific instruments. He holds a B.A. degree in Genetics from the University of California, Berkeley.

RONALD H. BISSINGER has served as our Chief Executive Officer since September 27, 2006, and as Chief Operating Officer and Chief Financial Officer since March, 2006. Mr. Bissinger brings over 30 years experience in finance, manufacturing, business development and mergers and acquisitions to Alpha Innotech. Prior to joining the company, from 2003 to 2006, he was an independent consultant to emerging life sciences companies, including Alpha Innotech. From 2003 to 2004 Mr. Bissinger was Chief Financial Officer of Accela and from 2002 to 2003 Executive Vice President of PointBase, both of which were software companies. From 1999 to 2001 he was Chief Financial Officer of Lexar through the semiconductor company’s initial public offering on the NASDAQ, and from 1998 to 1999 he was Vice President of Finance and Business Development and Chief Financial Officer of Ultradata, an enterprise software company trading on the NASDAQ. Mr. Bissinger began his career in technology development and commercialization with Exxon, General Electric and Siemens. Mr. Bissinger holds a B.S. in Chemical Engineering from Clarkson University, an M.S. in Chemical Engineering from the University of California, Berkeley, and an M.B.A. from the University of Denver.

MICHAEL D. BICK, PH.D., previously served as Chairman of Board of Xtrana, and its predecessor company, Biopool International, from July 1993 until the closing of the Merger and has been a director of Alpha Innotech since October 2005. Dr. Bick also served as Chief Executive Officer of Biopool International from August 1991 until August 2000. He is currently Chairman and Chief Executive Officer of Portable Information Management Systems, Inc,, a consumer oriented Medical Informatics company. In 1988, Dr. Bick founded MediTech, a medical device company, and was Chief Executive Officer thereof until it was acquired by Biopool International in January 1992. Prior to that date, he was co-founder and president of a privately held medical device firm for ten years. Dr. Bick received a Ph.D. in molecular biology from the University of Southern California in 1971 and was affiliated with the Harvard Medical School and Children's Hospital Medical Center in Boston carrying out research in human genetics from 1971 to 1974. Dr. Bick was a staff member of the Roche Institute of Molecular Biology from 1974 to 1978. Dr. Bick has served on the Board of Counselors of the School of Pharmacy, University of Southern California, is a Charter Member of the Keiretsu Forum of Southern California and a Director of VCBio. He has served as an advisor to numerous early stage life sciences companies.

JAMES H. CHAMBERLAIN has been a Director since October 2005. He was appointed as the interim Chief Executive Officer and Chief Financial Officer of Xtrana in March 2004 and served in that position until the closing of the Merger. Since November 2000, Mr. Chamberlain has served as a director of the West Virginia University Foundation. Mr. Chamberlain founded BioSource International, Inc., a Nasdaq National Market System company dedicated to the research, development, manufacturing, and marketing of biomedical products to the diagnostic and research markets, in 1989. Mr. Chamberlain retired as a director of BioSource and as its Chairman, President, and Chief Executive Officer in 2000. Prior to BioSource, Mr. Chamberlain was the Manager of Business Development for Amgen, Inc. Mr. Chamberlain also serves on the Boards of Directors of Marligen and Cerionx, both private companies in the biotechnology industry. Mr. Chamberlain received a B.S degree in biology and minor in chemistry from West Virginia University in 1969 and attended the M.B.A. Executive Program at Pepperdine University in 1981.

JOSEPH D. KEEGAN, PH.D., has been nominated as a Director effective at the Annual Meeting. Dr. Keegan was President and Chief Executive Officer of Molecular Devices from March 1998 until April 2007. From 1992 to 1998, Dr. Keegan served in various positions at Becton Dickinson and Company, a research and diagnostic company, including the positions of Vice President, Sales and Service, Vice President, General Manager of the Immunocytometry Systems Division and, most recently, President of the Worldwide Tissue Culture Business. From 1987 to 1992, he was employed by LEICA, Inc., a microscope manufacturer, where he held various senior management positions. Dr. Keegan is a member of the Scientific Advisory Board of Optra Systems, a software tool company specializing in optical recognition and algorithm systems. Dr. Keegan holds a Ph.D. in Chemistry from Stanford University.

GUS E. DAVIS has been nominated as a Director effective at the Annual Meeting. Mr. Davis has been a management consultant since 2001. From 1993 to 2001 he was Chief Operating Officer of BioSource International, Inc., a Nasdaq National Market System company dedicated to the research, development, manufacturing, and marketing of biomedical products to the diagnostic and research markets. Mr. Davis began his career in the life sciences industry over thirty years ago with Amersham Corporation, served as Southern Regional Manager for Pharmacia Biotechnology from 1982 to 1991, and served as Vice-President of Sales and Marketing for Genosys Biotechnology from 1991 to 1993.

There are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR NOMINATION

Criteria for Board Membership. In selecting candidates for appointment or re-election to the Board, the current Board considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that members of the Company’s audit committee meet financial literacy and sophistication standards and at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

Stockholder Nominees. The Board will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals for 2008 Annual Meeting” below.

Process for Identifying and Evaluating Nominees. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Board will re-nominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Board will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the company and, if the Board deems appropriate, a third-party search firm. The Board will evaluate each candidate's qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Board. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the Board will evaluate which of the prospective candidates is qualified to serve as a director and whether the candidate should be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

The Company has never received a proposal from a stockholder to nominate a director. Although the Company has not adopted a formal policy with respect to stockholder nominees, the Board expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2007 Annual Meeting. Five of the nominees listed in this Proxy Statement, William Snider, Haseeb Chaudhry, James Chamberlain, Michael Bick, Ph.D., and Ronald Bissinger, are current directors standing for re-election. One of the nominees for this 2007 Annual Meeting, Ronald Bissinger, was elected by the Board of Directors on October 31, 2006, to fill the seat vacated by the departure of John Hodgman. Joseph Keegan, Ph.D. and Gus Davis are new nominees to fill seats that will be vacated by Nagesh Mhatre, Ph.D. and Darryl Ray, Ph.D.

Dr. Keegan was introduced to the Board by Dr. Mhatre, who has known Dr. Keegan since 1992, when they worked together at Becton Dickinson Immunocytometry Systems. Haseeb Chaudhry was acquainted with Dr. Keegan through the Analytical and Life Science Systems Association, a trade association. Other Board members were familiar with Dr. Keegan by reputation as President and Chief Executive Officer of Molecular Devices. Dr. Keegan has met with all members of the Board.

Gus Davis was introduced to the Board by James Chamberlain, who has known Mr. Davis since 1993, when they worked together at BioSource International. Several Board members were familiar with Mr. Davis from a short consulting assignment at the Company prior to the Merger. Mr. Davis has met with all members of the Board.

DIRECTOR INDEPENDENCE

The Board of Directors has determined that Nagesh Mhatre, Ph.D. and Michael Bick, Ph.D. are “independent” under the rules of the Nasdaq Stock Market.   Under applicable SEC and Nasdaq rules, the existence of certain “related party” transactions above certain thresholds between a director and the company are required to be disclosed and preclude a finding by the Board that the director is independent. In addition to transactions required to be disclosed under SEC rules, the Board considered certain other relationships in making its independence determinations, including James Chamberlain’s service as an interim CEO of Xtrana, Inc. (a “shell” company at that time) prior to the Merger, and determined in that case such service did not impair his ability to exercise independent judgment on behalf of the company; therefore, we consider Mr. Chamberlain to be independent for our purposes.

DIRECTOR COMPENSATION

Effective December 7, 2005, each non-employee Director receives an annual cash retainer of $10,000. In addition, each non-employee Director receives a cash payment of $1,000 for attending each meeting of the Board of Directors in person and $250 for attending each meeting of the Board of Directors via teleconference. They are reimbursed for certain expenses in connection with attending Board and committee meetings. Furthermore, under a compensation plan adopted by the Board of Directors December 20, 2005, William Snider was entitled to receive cash compensation for his services as Chairman of the Board of Directors equal to $8,333.33 per month for the period beginning January 1, 2006 and ending June 30, 2006, with potential additional cash payment upon the Company’s achievement of certain performance milestones. The Company has accrued $66,500 for the payments owed to Mr. Snider, but has not made such payments.

The Company has also granted, and expects to continue to grant, non-employee directors options to purchase shares of the Company’s common stock. On October 31, 2006, the Company granted each of Michael Bick, James Chamberlain, Haseeb Chaudhry, Nagesh Mhatre, Darryl Ray and William Snider an option to purchase 10,000 shares of common stock at an exercise price of $0.95 per share, to vest monthly beginning October 31, 2006 for so long as such director continues to serve on the Board of Directors of the Company, to be fully vested October 31, 2007.

In December 2005, the Company granted William Snider, its Chairman of the Board of Directors, a non-statutory stock option to purchase 300,000 shares of common stock with an exercise price of $1.46. The options were to vest with respect to 200,000 shares on June 20, 2006 and 100,000 shares on December 31, 2006, subject to completion of certain milestones. As the initial milestone had not been met as of June 30, 2006, the option to purchase 200,000 shares did not vest. The option to purchase the remaining 100,000 shares vested as of December 31, 2006.

The fiscal 2006 compensation of our non-employee Directors is summarized as follows:

Director Compensation for Fiscal 2006

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Options Awards ($) (1)	Total ($)

William Snider	$66,500	(2)	$—	$116,399	$182,899
James Chamberlain	17,750		—	1,546	19,296
Michael Bick	17,000		—	1,546	18,546
Nagesh Mhatre	18,000		—	1,546	19,546
Darryl A. Ray	15,750		—	1,546	17,296
Haseeb R. Chaudhry	12,000	(3)	—	1,546	13,546
John Hodgman	14,250		—	8,081	22,331

1.	The amounts listed in the option awards column reflect the dollar amount recognized for financial statement reporting purposes calculated in accordance with FAS 123R.

2.
Includes amounts accrued but not paid in the following amounts: Fees for service as Chairman of the Board for service period January 1, 2006 through June 30, 2006 in the amount of $50,000; Retainer fees as Board Member in the amount of $10,000; and Board meeting fees in the amount of $6,500.

3.	Includes amounts accrued but not paid in the following amount: Retainer fees as Board Member in the amount of $10,000.

BOARD MEETINGS AND COMMITTEES

The Company’s Board of Directors met ten times during fiscal 2006. The audit committee met once during fiscal 2006. The members of the compensation committee communicated among themselves apart from the Board during fiscal 2006; no minutes of these communications were kept, but records of the committee’s actions and determinations were incorporated as a part of the minutes and actions of the Board. Each member of the Board attended 75% or more of the aggregate of (i) total number of Board meetings, and (ii) total number of meetings of committees on which such director served.

The Board of Directors has standing audit, compensation and nominating committees.

Audit Committee. The audit committee currently consists of Darryl Ray, Ph.D., Michael Bick, Ph.D., and William Snider (chairman). Because our common stock is quoted on the OTC Bulletin Board®(OTCBB), we are not subject to the listing requirements of any securities exchange or Nasdaq regarding the membership of our audit committee. However, our Board has determined that Michael Bick is an independent director under the rules of the Nasdaq Stock Market and each member of the audit committee is able to read and understand fundamental financial statements. The Board has determined that William Snider qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The purpose of the audit committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the audit committee include appointing and providing the compensation of the independent accountants to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent accountants.

Compensation Committee. The compensation committee currently consists of Haseeb Chaudhry, Nagesh Mhatre, Ph.D., and James Chamberlain (chairman). The compensation committee reviews and administers all compensation arrangements for all executive officers, including the Chief Executive Officer, including salary, bonus, and non-equity incentive plans. Executive officers do not set their own compensation. The compensation committee proposes for the approval of the Board all equity incentive plans. In one case, the chairman of the compensation committee was authorized pursuant to Section 3 of the compensation committee charter to grant stock options to non-executive level employees, subject to the Board’s ratification. The compensation committee does not review cash compensation for non-executive level employees. When making compensation determinations, the compensation committee members communicate among themselves apart from the Board, and solicit input from third parties. The compensation committee does not retain compensation consultants.

Nominating Committee. The nominating/corporate governance committee currently consists of James Chamberlain and Michael Bick. The nominating committee’s responsibilities include recommending to the Board of Directors nominees for possible election to the Board of Directors and providing oversight with respect to corporate governance. We do not maintain a charter for the director nomination process.

The Compensation Committee Charter is attached hereto as Appendix A. The Audit Committee Charter was previously filed as Appendix A to the Definitive Notice and Proxy Statement filed May 1, 2006.

COMMUNICATIONS WITH DIRECTORS

Stockholders who wish to communicate with our Directors to report complaints or concerns related to accounting, internal accounting controls or auditing may do so by contacting William Snider, Chairman of the Board and Chairman of the audit committee, at the following e-mail address: bsnider@broadoak.com.

The Company has a policy of encouraging all directors to attend the annual stockholder meetings. All of our directors attended the 2006 annual meeting

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all officers and employees, including its principal executive officer, principal financial officer and controller. This code of ethics is filed as Exhibit 14.1 to the Company’s Annual Report on Form 10-KSB/A for the fiscal year ended 2003 filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS

The following table sets forth information regarding ownership of the Common Stock as of March 31, 2007 or earlier date for information based on filings with the Securities and Exchange Commission by (a) each person known to the Company to own more than 5% of the outstanding shares of the Common Stock, (b) each director and nominee for director of the Company, (c) the Company’s Chief Executive Officer and each other executive officer named in the compensation tables appearing later in this Proxy Statement and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the Securities and Exchange Commission (the “SEC”) or other reliable information.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class(3)
Biotechnology Development Fund II (4) c/o BioAsia Management Investment 575 High Street, Suite 201 Palo Alto, CA 94301	1,962,662	(5)	16.64%
ETP/FBR Venture Capital, LLC(6) Six Taft Court, Suite 100 Rockville, MD 20850	1,471,998		12.48%
E-Health Holdings Limited(7) 15/F, Suite 1502, Chinachem Golden Plaza, 77 Mody Rd., Tsimshatsui East Kowloon, Hong Kong	898,563	(8)	7.62%
Officers and Directors
Haseeb Chaudhry	1,349,948	(9)	11.44%
Darryl Ray, Ph.D.	1,349,948	(10)	11.44%
Ronald H. Bissinger	263,333	(11)	2.23%
Nagesh Mhatre, Ph.D.	155,197	(12)	1.32%
William Snider (13)	133,691	(14)	1.13%
Michael D. Bick, Ph.D.	122,833	(15)	1.04%
James H. Chamberlain	32,833	(14)	*
Joseph D. Keegan, Ph.D.	—		—
Gus E. Davis	—		—
Lewis Chapman	—		—
All Directors and Executive Officers as a group (10 people)	3,407,783		28.89%

*Less than 1%.

1. Unless otherwise indicated, the address of each of the named individuals is c/o Alpha Innotech Corp., 2401 Merced Street, San Leandro, California 94577.

2. Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after March 31, 2007. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown.

3. Based on a total of 11,797,260 shares of the Company’s common stock, consisting of outstanding stock, warrants immediately exercisable and options that are currently exercisable or that will become exercisable within 60 days of March 31, 2007.

4. BioAsia, the general partner of Biotechnology Development Fund II, and Frank Kung, Anselm Leung, and Edgar Engleman, members of BioAsia, may be deemed to have shared power to vote and to dispose of these shares.

5. Includes of 122,945 shares of common stock subject to currently exercisable warrants.

6. William Snider, a general partner of ETP/FBR Venture Capital, LLC, is deemed to have shared power to vote and to dispose of these shares.

7. The directors of E-Health, Nina T.H. Wang and Joseph W.K. Leung, may be deemed to have shared power to vote and to dispose of these shares.

8. Includes of 5,554 shares of common stock subject to currently exercisable warrants.

9. Includes 1,142,909 shares of common stock held by the Haseeb and Chloe Chaudhry Revocable Trust. Includes 141,203 shares of common stock subject to currently exercisable warrants and 65,836 shares of common stock subject to options that are currently exercisable or that will become exercisable within 60 days of March 31, 2007.

10. Includes 1,142,909 shares of common stock held by the Darryl Ray. Includes 141,203 shares of common stock subject to currently exercisable warrants and 65,836 shares of common stock subject to options that are currently exercisable or that will become exercisable within 60 days of March 31, 2007.

11. Includes 180,000 shares of restricted common stock and 83,333 shares of common stock subject to options that are currently exercisable or that will become exercisable within 60 days of March 31, 2007.

12. Consists of 29,990 shares of common stock,  51,834 shares of common stock subject to options that are currently exercisable or that will become exercisable within 60 days of March 31, 2007, and 73,373 shares of common stock held by the Nagesh S. Mhatre and Shirley Lee Mhatre Family Trust.

13. William Snider is a general partner of ETB/FBR Venture Capital, LLC.

14. Consists of shares of common stock subject to options that are currently exercisable or that will become exercisable within 60 days of March 31, 2007.

15. Includes 100,000 shares of common stock held by the Bick Trust and 22,833 shares of common stock subject to options that are currently exercisable or that will become exercisable within 60 days of March 31, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to our Code of Ethics and the audit committee charter, our executive officers, directors and employees must disclose transactions involving actual or apparent conflicts of interest, such as related party transactions, to the chairman of the audit committee. The audit committee is charged with reviewing and approving all related party transactions.

On July 21, 2006, the Company issued a subordinated Senior Convertible Note in the principal amount of $375,000 (the "Note") and a warrant to purchase 125,000 shares of the Company's common stock (the "Warrant") to ETP/FBR Venture Capital II, LLC (the "Purchaser"). The Note will bear interest at a rate of 3% per year and is due on July 20, 2011 (the "Maturity Date"). During the occurrence of an "Event of Default" under the Note, the Note will bear interest at a rate of 10% per year. The Note is convertible into shares of common stock of the Company at an initial conversion price of $1.60 per share at any time at the election of the Purchaser. The Warrant is exercisable from the six month anniversary of the issuance through July 20, 2016 at the price of $1.20 per share. William Snider, a director of the Company, is a general partner of the Purchaser.

Article VII of our Certificate of Incorporation provides that the Company shall, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2006, such SEC filing requirements were satisfied.

EXECUTIVE COMPENSATION

The following tables and descriptive materials set forth information concerning compensation earned for services rendered to the Company by all persons serving as the principal executive officer (the “PEO”), the two most highly compensated executive officers other than the PEO whose salary and bonus for the fiscal year 2006 exceeded $100,000, and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of 2006. Collectively, these are the “Named Executive Officers”.

2006 Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus		Options Awards*		Non-Equity Incentive Plan Compensation		All Other Compensation		Total

Ronald H. Bissinger, CEO and CFO	2006	$139,038	$20,000	(1)	$75,756	(1)	$—		$—		$234,794
Haseeb R. Chaudhry, former CEO	2006	111,132	—		—		—		31,250	(2)	142,382	(3)
Darryl Ray, former COO, CFO and Secretary	2006	23,915	—		—		—		79,167	(4)	103,082	(5)
Lewis Chapman, former VP of Global Sales and Marketing	2006	120,517	—		—		46,861	(6)	—		167,378

*The value of the stock and option awards has been computed in accordance with Statement of Financial Standards (SFAS) No. 123R, “Share-Based Payment,” which requires that we recognize as compensation expense the value of all stock-based awards, including stock options, granted to employees in exchange for services over the requisite service period, which is typically the vesting period. For more information, see Note 1 in the Notes to Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on April 2, 2007.

1.	Bonus paid and options granted pursuant to the Offer Letter filed as Exhibit 10.1 to Form 8-K filed March 9, 2006.
2.	Includes amounts paid pursuant to the Agreement and General Release filed as Exhibit 10.4 to the Annual Report filed on Form 10-KSB filed April 2, 2007.
3.    Does not include $57,372 deferred compensation accrued in 2002 and 2003 paid in 2006.
4.	Includes amounts paid pursuant to the Agreement and General Release filed as Exhibit 10.7 to the Annual Report filed on Form 10-KSB filed April 2, 2007.
5.    Does not include $116,705 deferred compensation accrued in 2002 and 2003 paid in 2006.
6.    Commissions.

An Employment Agreement was executed between the Alpha CA and Darryl Ray dated May 11, 2001 and amended March 28, 2005 which provides for an annual base salary of $100,000, and participation in the management bonus plan based on the company's achievement of certain revenue milestones for each of the fiscal years 2005, 2006 and 2007. Dr. Ray did not receive any bonus in fiscal 2005 or 2006. Dr. Ray’s employment with the Company terminated in March 2006. In accordance with the provisions of the Employment Agreement, the Company paid Dr. Ray severance in the amount of $100,000 paid by-weekly through March 2007.

An Employment Agreement was executed between Alpha CA and Haseeb Chaudhry dated May 11, 2001 and amended March 28, 2005 which provided for an annual base salary of $100,000, and participation in the management bonus plan based on the Company's achievement of certain revenue milestones for each of the fiscal years 2005, 2006 and 2007. Mr. Chaudhry did not receive any bonus in fiscal 2005 or 2006. Mr. Chaudhry’s base salary was increased to $150,000 per year effective April 25, 2006. Mr. Chaudhry’s employment with the Company terminated in September, 2006. In accordance with the Employment Agreement, the Company will continue to pay Mr. Chaudhry’s salary at the base rate of $150,000 per year paid bi-weekly (less applicable withholdings and deductions) through October 6, 2007. In accordance with an Agreement and General Release dated October 27, 2006, the Company agreed to pay Mr. Chaudhry deferred compensation the amount of $114,743, less applicable withholdings and deductions, from the Alpha Innotech Accrued Compensation Plan on or before November 30, 2006. The Company has accrued for all deferred compensation owed to Mr. Chaudhry, but $37,372 remains unpaid and owing.

Effective as of March 15, 2006, the Company entered into an offer letter with Ronald Bissinger, the Company's Chief Executive Officer and Chief Financial Officer. Pursuant to the offer letter, Mr. Bissinger is entitled to receive cash compensation equal to $15,000 per month and is eligible for an additional bonus of $20,000 on March 15, 2007. Additionally, on April 10, 2006, Mr. Bissinger was granted an option to purchase 200,000 shares of Common Stock, such option to vest over a four-year period with 25% of the shares vesting one year from September 15, 2005, and at a rate of 1/48th of the shares per month for the remaining 36 months, for so long as Mr. Bissinger continues to be employed by the Company.

Outstanding Equity Awards at Fiscal Year End

Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Options Exercise Price ($)*		Options Expiration Date

Ronald H. Bissinger	62,500	(1)	137,500		$1.53		04/10/16
Haseeb R. Chaudhry	60,003 1,667	(2) (3)	— 8,333		2.89 0.95		05/31/11 10/31/16

Darryl Ray	60,003 1,667	(2) (3)	— 8,333		2.89 0.95		05/31/11 10/31/16

Lewis Chapman	— —	(4) (5)	— —	(4) (5)	— —	(4) (5)	— —	(4) (5)

*All options granted at fair market value based on the closing price of our stock on the day of the grant.

1.
Mr. Bissinger was granted an option to purchase 200,000 shares of Common Stock, such option to vest over a four-year period with 25% of the shares vesting one year from September 15, 2005, and at a rate of 1/48th of the shares per month for the remaining 36 months, for so long as Mr. Bissinger continues to be employed by the Company.

2.	Fully vested.
3.
On October 31, 2006, the Company granted each non-employee director an option to purchase 10,000 shares of common stock at an exercise price of $0.95 per share, to vest monthly beginning October 31, 2006 for so long as such director continues to serve on the Board of Directors of the Company, to be fully vested October 31, 2007.

4.	Options with respect to 4,762 were not vested, and therefore cancelled, at the time Mr. Chapman left the Company. Vested options with respect to 6,667 shares expired when not timely exercised.
5.	Options with respect to 23,437 were not vested, and therefore cancelled, at the time Mr. Chapman left the Company. Vested options with respect to 1,563 shares expired when not timely exercised.

Change of Control Arrangements

Pursuant to a Stock Option Agreement with Mr. Snider, in the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to Mr. Snider, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the option, including shares as to which the option would not be otherwise exercisable, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the option shall terminate, or the right to exercise the option, including shares as to which the option would not be otherwise exercisable (or receive a substitute option with comparable terms), as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

REPORT OF THE AUDIT COMMITTEE

 Under the guidance of a written charter adopted by the Board of Directors and attached as Appendix A to the definitive proxy statement filed May 1, 2006, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent accountants. One member of the Audit Committee meets the independence requirements of Nasdaq National Market.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-KSB, the Audit Committee:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended 2006 with the Company’s management and the independent accountants;

•
discussed with Rowbotham & Company LLP, the Company’s independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•
reviewed the written disclosures and the letter from Rowbotham & Company LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by Rowbotham & Company LLP are compatible with maintaining their independence;

•
based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended 2006 filed with the Securities and Exchange Commission; and

•	instructed the independent auditors that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE

William Snider, CFA, Chairman
Michael Bick, Ph.D.
Darryl Ray, Ph.D.

Principal Accountant Fees and Services

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Rowbotham & Company LLP for fiscal 2005 and 2006.

	2005	2006

Audit Fees(1)	$50,000	$80,000
Audit-Related Fees(2)	74,524	28,821
Tax Fees(3)	13,750	14,500
All other Fees(4)	—	5,954

Total	$138,274	$129,275

_____________________

(1)
Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statement and audit services provided in connection with other statutory or regulatory filings.

(2)	Audit-related fees consisted primarily of accounting consultations and services and other attestation services.
(3)        Represents fees in connection with preparation of our federal and state tax returns.
(4)	Other tax consultation.

Non-audit services of the auditor are reviewed and approved by the audit committee. Other than preparation of tax returns and other tax consultation, the auditor does not provide non-audit services.

Equity Compensation Plan Information

The following table provides information as of December 31, 2006 with respect to the shares of the Company’s Common Stock that may be issued under all of the Company’s existing equity compensation plans including the Amended and Restated 1999 Stock Option Plan (the “1999 Plan”), the 2000 Stock Incentive Plan (the “2000 Plan”), the 2001 Milestone Stock Option Plan (the “2001 Milestone Plan”), and the Equity Incentive Plan (the “2006 Plan”).

Plan Category	(a) Number of Securities to Be Issued upon Exercise of Outstanding Options and Warrants	Weighted Average Exercise Price of Outstanding Options and Warrants	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column(a)
Equity compensation plans approved by stockholders	409,321	$2.58	1,052,339	(1)
Equity compensation plans not approved by stockholders(2)	1,264,488	1.92	—
Total	1,673,809		1,052,339

(1)
Includes a total of 1,052,339 shares of common stock remaining available for future issuance under our 2000 Plan and 2006 Plan as of December 31, 2006. Does not include shares to be added to the 2006 Plan pursuant to an “evergreen” provision that automatically increases on the first business day of each fiscal year beginning January 1, 2007 the lesser of an additional (i) 500,000 shares of Common Stock, (ii) 5% of the outstanding shares of capital stock on such date, or (iii) an amount determined by the Board. None of the Company's other plans has an “evergreen” provision.

(2)
Includes information for the 1999 Stock Plan and the 2001 Milestone Plan assumed by the Company in connection with the acquisition of Alpha Innotech Corporation on October 5, 2005. A copy of the 1999 Plan is available as Exhibit 10.1, and a copy of the 2001 Plan is available as Exhibit 10.2, to the Form 8-K filed by the Company on October 7, 2005. Prior to our acquisition of Alpha Innotech Corporation, the stockholders of Alpha Innotech Corporation approved these plans. Also includes a total of 592,988 shares of common stock to be issued under the terms of warrants and 100,000 shares of common stock subject to options that are currently exercisable that were issued to the Chairman of the Board outside any of the stock plans.

PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote on the election of seven directors to serve for a one-year term until the 2008 annual meeting of stockholders and until their successors are elected and qualified. The Board of Directors has nominated William Snider, Haseeb Chaudhry, Michael D. Bick, Ph.D., James H. Chamberlain, Ronald H. Bissinger, Joseph D. Keegan, Ph.D., and Gus E. Davis for election to the Board of Directors. The nominees have indicated that they are willing and able to serve as directors. If any of these individuals becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

The Board of Directors recommends a vote “for” the election of William Snider, Haseeb Chaudhry, Michael D. Bick, Ph.D., James H. Chamberlain, Ronald H. Bissinger, Joseph D. Keegan, Ph.D., and Gus E. Davis as directors.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election William Snider, Haseeb Chaudhry, Michael D. Bick, Ph.D., James H. Chamberlain, Ronald H. Bissinger, Joseph D. Keegan, Ph.D. and Gus E. Davis.

PROPOSAL 2 —— RATIFICATION OF INDEPENDENT AUDITORS

At the Annual Meeting, the stockholders will be asked to ratify the appointment of Rowbotham & Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007. Representatives of Rowbotham & Company LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote “for” the ratification of the appointment of Rowbotham & Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

STOCKHOLDERS SHARING THE SAME ADDRESS

In accordance with notices previously sent to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report to Stockholders may request a copy by contacting the bank, broker or other holder of record, or the Company by telephone at: (510) 483-9620. The voting instruction sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact the Company as indicated above.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

The Company’s Bylaws provide that advance notice of a stockholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not later than 60 days nor more than 90 days prior to the meeting; provided however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to the stockholders, this advance notice must be received not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. Each stockholder’s notice must contain the following information as to each matter the stockholder proposes to bring before the annual meeting: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and appropriate biographical information and a statement as to the qualification of the nominee; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the number of shares of the Company’s Common Stock which are owned beneficially and of record by such stockholder and such beneficial owner.

A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder nominations and proposals is available to stockholders from the Secretary of the Company upon written request.

Under the rules of the Securities and Exchange Commission, stockholders who wish to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2008 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 2401 Merced Street, San Leandro, California 94577, on or before January 7, 2008.

Securities and Exchange Commission rules and regulations provide that if the date of the our 2008 Annual Meeting is advanced or delayed more than 30 days from the date of the 2007 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2008 Annual Meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2007 Annual Meeting. Upon determination by us that the date of the 2008 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2007 Annual Meeting, we will disclose such change in the earliest possible Quarterly Report on Form 10-QSB.

By Order of the Board of Directors
Ronald Bissinger Chief Executive Officer
San Leandro, California
April 30, 2007

APPENDIX A

Alpha Innotech Corp

Charter for the Compensation Committee
of the Board of Directors

Purpose

The purposes of the Compensation Committee (the “Committee”) established pursuant to this charter are to assist the Company's Board of Directors (the "Board") in the discharge of its responsibilities with respect to compensation for the Company’s executive officers and independent directors, report annually to the Company’s stockholders on executive compensation matters, administer the Company’s equity-based compensation plans, and take or cause to be taken such other actions and address such other matters as the Board may from time to time authorize or permit the Committee to undertake or assume responsibility for.

Membership and Power to Act

The Compensation Committee will be comprised of at least two members of the Board of Directors.  Unless a chair is elected by the Board, the members of the Committee may designate a chair by vote of the Committee.

As long as the Company’s Common Stock remains publicly traded, each member of the Committee will be (1) “independent” as defined under applicable Nasdaq (or applicable stock exchange) rules (except as otherwise permitted under such rules), (2) a “non-employee director” under Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, and (3) as an “outside director” under the rules promulgated under Section 162(m) of the Internal Revenue Code of 1986. These terms are more fully described in Exhibit A attached hereto.

The Board reserves the right at any time to revoke or change the authority delegated hereunder, and the Board simultaneously reserves to itself all authority delegated hereunder to the Committee. This reservation of authority does not in any way limit the Committee’s authority to act definitively on matters delegated to it hereunder.

The Committee may act by unanimous written consent.

Responsibilities

The authority delegated to the Committee is set forth below. This description of authority is intended as a guide and the Committee may act and establish policies and procedures that are consistent with these guidelines or are necessary or advisable, in its discretion, to carry out the intent of the Board in delegating such authority and to fulfill the responsibilities of the Committee hereunder.

1. The Committee has exclusive authority to determine the amount and form of compensation paid to the Company’s Chief Executive Officer, and to take such action, and to direct the Company to take such action, as is necessary and advisable to compensate the CEO in a manner consistent with its determinations. The Committee will review at least annually the Chief Executive Officer’s performance, including in light of goals and objectives established for such performance, and in light of such review determine his or her compensation.

2. The Committee has authority to determine the amount and form of compensation paid to the Company’s executive officers, officers, employees, consultants and advisors and to review the performance of such persons in order to determine appropriate compensation, as well as to establish the Company’s general compensation policies and practices and to administer plans and arrangements established pursuant to such policies and practices. The

1

Committee has authority to take such action, and to direct the Company to take such action, as is necessary and advisable to compensate such persons and to implement such policies and practices in a manner consistent with its determinations. It is expected that the Committee may delegate its authority on these matters with regard to non-officer employees and consultants of the Company to officers and other appropriate Company supervisory personnel.

3. The Committee has authority to administer the Company’s equity compensation plans, including without limitation to recommend and approve the adoption of such plans, to reserve and recommend the reservation of shares of Common Stock for issuance thereunder, to amend and interpret such plans and the awards and agreements issued pursuant thereto, and to make awards to eligible persons under the plans and determine the terms of such awards.

4. The Committee has authority to select, engage, compensate and terminate compensation consultants and such other advisors as it deems necessary and advisable to assist the Committee in carrying out its responsibilities and functions as set forth herein. Compensation paid to such parties and related expenses will be borne by the Company and the Company will make appropriate funding available to the Committee for such purposes.

5. The Committee may delegate its authority granted under this charter to a subcommittee of the Committee (consisting either of a subset of members of the Committee or, after giving due consideration to whether the eligibility criteria described above with respect to Committee members and whether such other Board members satisfy such criteria, any member of the Board). In addition, to the extent permitted by applicable law, the Committee may delegate to one or more officers of the Company (or other appropriate supervisory personnel) the authority to grant stock options and other stock awards to employees who are not executive officers or members of the Board of the Company or of any subsidiary of the Company.

6. The Committee will make regular reports to the Board with respect to significant actions and determinations made by the Committee.

7. The Committee will from time to time review this charter and make recommendations to the Board with regard to appropriate changes to the charter.

8. The Committee will from time to time review its own performance and report on its conclusions in this regard to the Board.

9. The Committee has the authority to perform such other activities and functions as are required by law, applicable stock exchange rules or provisions in the Company’s charter documents, or as are otherwise necessary and advisable, in its or the Board’s discretion, to the efficient discharge of its duties hereunder.

Reports

The Committee will record its actions and determinations in written form. These records will be incorporated as a part of the minutes and actions of the Board.

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[Exhibit A]

1. Independent Director.

The Compensation Committee must be composed solely of “independent” directors, as defined in Nasdaq Rule 4200(a)(15). If the Compensation Committee is composed of at least three members, one non-independent director who is not a current officer or employee or family member of such person may serve on the Compensation Committee for up to two years.

The following would not be independent under Nasdaq Rule 4200(a)(15):

(a) An officer or employee of the Company;

(b) A director who has been employed by the Company within the past three years;

(c) A director who received, or who had a family member who received, compensation from the Company of more than $60,000 during any twelve month period during the past three years, other than compensation to the director for Board service, compensation to a family member who is an employee but not an executive officer of the Company, or non-discretionary compensation;

(d) A director who is the family member of any person who was an executive officer of the Company within the past three years;

(e) A director who is a partner, executive officer, or controlling shareholder of any organization to which the Company made, or from which the Company received, payments that exceed 5% of the recipient’s gross revenues for that year, or $200,000, whichever is more, during the current or any of the past three years, other than payments arising solely from investment or charitable contribution matching programs;

(f) A director who is an executive officer of another company where any of the Company’s executive officers has served on the compensation committee of the other company within the past three years;

(g) A director who is a current partner of the Company’s outside auditors, or was a partner or employee of the Company’s outside auditor and worked on the Company’s audit during the past three years; or

(h) Any person who has a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment

2. Non-Employee Director.

Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 defines a Non-Employee Director as a director who:

(a) Is not currently an officer (as defined in Rule 16a-1(f)) of the issuer or a parent or subsidiary of the issuer, or otherwise currently employed by the issuer or a parent or subsidiary of the issuer;

(b) Does not receive compensation, either directly or indirectly, from the issuer or a parent or subsidiary of the issuer, for services rendered a s a consultant or in any capacity other than a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-B; and

(c) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-B.

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3.  Outside Director.

Regulation 1.162-27(e)(3) promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended, defines an Outside Director as a director who:

(a) Is not a current employee of the publicly held corporation;

(b) Is not a former employee of the publicly held corporation who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year;

(c) Has not been an officer of the publicly held corporation; and

(d) Does not receive remuneration from the publicly held corporation, either directly or indirectly, in any capacity other than as a director. For this purpose, remuneration includes any payment in exchange for goods or services.

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YOUR VOTE IS IMPORTANT!

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

ALPHA INNOTECH CORP.

Proxy Solicited by the Board of Directors

for the Annual Meeting of Stockholders

to be Held June 19, 2007

     The undersigned hereby appoints William Snider and Haseeb Chaudhry or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Alpha Innotech Corp. (the “Company”) to be held on June 19, 2007 at 10:00 A.M., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

  1.   To elect William Snider, Haseeb Chaudhry, Michael D. Bick, Ph.D., James H. Chamberlain, Ronald H. Bissinger, Joseph D. Keegan, Ph.D. and Gus E. Davis as directors, to hold office until the 2008 Annual Meeting of Stockholders and until their successors are elected and qualified, the nominees listed below:

___	FOR All nominees listed (except as indicated below)	___	WITHHOLD AUTHORITY to vote (as to all nominees)

To withhold authority to vote for any individual nominee, write the nominee’s name on the line provided below.

  2.  To ratify the appointment of Rowbotham & Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007.

___ For	___ Against	___ Abstain

The Board recommends that you vote FOR the above proposals. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement.

Signature(s) of Stockholder(s)

Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.

Date:___________, 2007

PLEASE COMPLETE, DATE AND SIGN THIS PROXY

AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.